As filed with the Securities and Exchange Commission
on January 30, 2015
Registration No. 33-___________
(Investment Company Act Registration No. 811-02841)

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. ____	[ ]

Fidelity Capital Trust
(Exact Name of Registrant as Specified in Charter)

Registrant's Telephone Number (617) 563-7000

245 Summer St., Boston, MA 02210
(Address Of Principal Executive Offices)

Scott C. Goebel, Secretary
245 Summer Street
Boston, MA 02210
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

It is proposed that this filing will become effective on March 1, 2015, pursuant to Rule 488.

FIDELITY FIFTY®
A SERIES OF
FIDELITY HASTINGS STREET TRUST

245 SUMMER STREET, BOSTON, MASSACHUSETTS 02210
1-800-544-8544

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity Fifty®:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Fifty (the fund) will be held at an office of Fidelity Hastings Street Trust (the trust), 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston's South Station) on May 12, 2015 at 9:00 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Fifty to Fidelity® Focused Stock Fund in exchange solely for shares of beneficial interest of Fidelity® Focused Stock Fund and the assumption by Fidelity Focused Stock Fund of Fidelity Fifty's liabilities, in complete liquidation of Fidelity Fifty.

The Board of Trustees has fixed the close of business on March 16, 2015 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
SCOTT C. GOEBEL, Secretary

March 16, 2015

YOUR VOTE IS IMPORTANT - PLEASE VOTE YOUR SHARES PROMPTLY.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions on the following page or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing a proxy card may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION		VALID SIGNATURE
A. 1)	ABC Corp.	John Smith, Treasurer
2)	ABC Corp.	John Smith, Treasurer
c/o John Smith, Treasurer
B. 1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
2)	ABC Trust	Ann B. Collins, Trustee
3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
u/t/d 12/28/78
C. 1)	Anthony B. Craft, Cust.	Anthony B. Craft
f/b/o Anthony B. Craft, Jr.
UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE or through the internet

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

FIDELITY FIFTY® A SERIES OF FIDELITY HASTINGS STREET TRUST	FIDELITY® FOCUSED STOCK FUND A SERIES OF FIDELITY CAPITAL TRUST

245 SUMMER STREET, BOSTON, MASSACHUSETTS 02210
1-800-544-8544

PROXY STATEMENT AND PROSPECTUS
MARCH 16, 2015

This combined Proxy Statement and Prospectus (Proxy Statement) is furnished to shareholders of Fidelity Fifty® (the fund), a series of Fidelity Hastings Street Trust (the trust), in connection with a solicitation of proxies made by, and on behalf of, the trust's Board of Trustees to be used at the Special Meeting of Shareholders of Fidelity Fifty and at any adjournments thereof (the Meeting), to be held on May 12, 2015 at 9:00 a.m. Eastern Time (ET) at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust and Fidelity Management & Research Company (FMR or the Adviser), the fund's manager.

As more fully described in the Proxy Statement, shareholders of Fidelity Fifty are being asked to consider and vote on an Agreement and Plan of Reorganization (the Agreement) relating to the proposed acquisition of Fidelity Fifty by Fidelity® Focused Stock Fund. The transaction contemplated by the Agreement is referred to as the Reorganization.

If the Agreement is approved by the fund's shareholders and the Reorganization occurs, each shareholder of Fidelity Fifty will become a shareholder of Fidelity Focused Stock Fund. Fidelity Fifty will transfer all of its assets to Fidelity Focused Stock Fund in exchange solely for shares of beneficial interest of Fidelity Focused Stock Fund and the assumption by Fidelity Focused Stock Fund of Fidelity Fifty's liabilities in complete liquidation of the fund. The total value of your fund holdings will not change as a result of the Reorganization. The Reorganization is currently scheduled to take place as of the close of business of the New York Stock Exchange (the NYSE) on June 5, 2015, or such other time and date as the parties may agree (the Closing Date).

Fidelity Focused Stock Fund (together with Fidelity Fifty, the funds), an equity fund, is a diversified series of Fidelity Capital Trust, an open-end management investment company registered with the Securities and Exchange Commission (the SEC). Fidelity Focused Stock Fund seeks capital growth. Fidelity Focused Stock Fund seeks to achieve its investment objective by normally investing at least 80% of assets in stocks.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and the accompanying proxy card are first being mailed on or about March 16, 2015. The Proxy Statement sets forth concisely the information about the Reorganization and Fidelity Focused Stock Fund that shareholders should know before voting on the proposed Reorganization. Please read it carefully and keep it for future reference.

The following documents have been filed with the SEC and are incorporated into this Proxy Statement by reference, which means they are part of this Proxy statement for legal purposes:

(i) the Statement of Additional Information dated March 16, 2015, relating to this Proxy Statement;

(ii) the Prospectus for Fidelity Focused Stock Fund dated December 30, 2014, accompanies this Proxy Statement;

(iii) the Statement of Additional Information for Fidelity Focused Stock Fund dated December 30, 2014;

(iv) the Prospectus for Fidelity Fifty dated August 29, 2014, as supplemented;

(v) the Statement of Additional Information for Fidelity Fifty dated August 29, 2014; and

(vi) the Semiannual Report for Fidelity Fifty for the fiscal period ended December 31, 2014.

You can obtain copies of the funds' current Prospectuses, Statements of Additional Information, or annual or semiannual reports without charge by contacting the trust or Fidelity Capital Trust at Fidelity Distributors Corporation (FDC), 100 Salem Street, Smithfield, Rhode Island 02917, by calling 1-800-544-8544, or by logging on to www.fidelity.com.

The trust and Fidelity Capital Trust are subject to the informational requirements of the Securities and Exchange Act of 1934, as amended. Accordingly, each must file proxy material, reports, and other information with the SEC. You can review and copy such information at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, the SEC's Northeast Regional Office, 200 Vesey Street, Suite 400, New York, NY 10281-1022, and the SEC's Midwest Regional Office, 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604. Such information is also available from the EDGAR database on the SEC's web site at http://www.sec.gov. You can also obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC's Public Reference Room, Office of Consumer Affairs and Information Services, Washington, DC 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at 1-202-551-8090.

An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the funds.

TABLE OF CONTENTS

Synopsis	4
Comparison of Principal Risk Factors	14
The Proposed Transaction	17
Additional Information about the Funds	24
Voting Information	24
Miscellaneous	27
Exhibit 1. Form of Agreement and Plan of Reorganization of Fidelity Fifty	28
Attachment 1	41
Attachment 2	42

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and/or in the Prospectus and Statement of Additional Information of Fidelity Fifty and Fidelity Focused Stock Fund, which are incorporated herein by reference. Shareholders should read the entire Proxy Statement and the Prospectus of Fidelity Focused Stock Fund carefully for more complete information.

What proposal am I being asked to vote on?

As more fully described in the "Proposed Transaction" below, shareholders of Fidelity Fifty are being asked to approve the Agreement relating to the proposed acquisition of Fidelity Fifty by Fidelity Focused Stock Fund.

Shareholders of record as of the close of business on March 16, 2015 will be entitled to vote at the Meeting.

If the Agreement is approved by fund shareholders and the Reorganization occurs, each shareholder of Fidelity Fifty will become a shareholder of Fidelity Focused Stock Fund instead. Fidelity Fifty will transfer all of its assets to Fidelity Focused Stock Fund in exchange solely for shares of beneficial interest of Fidelity Focused Stock Fund and the assumption by Fidelity Focused Stock Fund of Fidelity Fifty's liabilities in complete liquidation of the fund. Each shareholder of Fidelity Fifty will receive shares of the corresponding class of Fidelity Focused Stock Fund. The Reorganization is currently scheduled to take place as of the close of business of the NYSE on the Closing Date.

For more information, please refer to the section entitled "The Proposed Transaction - Agreement and Plan of Reorganization."

Has the Board of Trustees approved the proposal?

Yes. The fund's Board of Trustees has carefully reviewed the proposal and approved the Agreement and the Reorganization. The Board of Trustees unanimously recommends that shareholders vote in favor of the Reorganization by approving the Agreement.

What are the reasons for the proposal?

The Board of Trustees considered the following factors, among others, in determining to recommend that shareholders vote in favor of the Reorganization by approving the Agreement. The Board considered that the Reorganization will permit shareholders to pursue the same investment goal in a larger combined fund that has a similar investment objective and investment policies and the same performance benchmark. The Board also considered that based on data for the 12 months ended June 30, 2014, Fidelity Fifty shareholders were expected to benefit from a net total annual operating expense reduction of 0.01% (excluding performance adjustments). The Board also noted that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

Other expense comparisons within this Proxy Statement are based on expenses for the 12 months ended October 31, 2014, in order to align with Fidelity Focused Stock Fund's most recent fiscal year end reporting period.

For more information, please refer to the section entitled "The Proposed Transaction - Reasons for the Reorganization."

How will you determine the number of shares of Fidelity Focused Stock Fund that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of the Reorganization. As provided in the Agreement, Fidelity Fifty will distribute shares of Fidelity Focused Stock Fund to its shareholders so that each shareholder will receive the number of full and fractional shares of Fidelity Focused Stock Fund equal in value to the net asset value of shares of Fidelity Fifty held by such shareholder on the Closing Date.

For more information, please refer to the section entitled "The Proposed Transaction - Agreement and Plan of Reorganization."

Is the Reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes either to Fidelity Fifty or Fidelity Focused Stock Fund or to the shareholders of either fund, except that Fidelity Fifty may recognize gain or loss with respect to assets (if any) that are subject to "mark-to-market" tax accounting.

Whether or not the Reorganization is approved, Fidelity Fifty is required to recognize gain or loss on any assets subject to "mark-to-market" tax accounting held by the fund on the last day of its taxable year, which is June 30. If the Reorganization is approved, gains or losses on such assets held on the Closing Date by Fidelity Fifty may be required to be recognized on the Closing Date.

For more information, please refer to the section entitled "The Proposed Transaction - Federal Income Tax Considerations."

How do the funds' investment objectives, strategies, policies, and limitations compare?

Although the funds have similar investment objectives and principal investment strategies, there are some differences of which you should be aware. The following compares the investment objectives and principal investment strategies of Fidelity Fifty and Fidelity Focused Stock Fund:

Fidelity Fifty	Fidelity Focused Stock Fund

Investment Objective (subject to change only by shareholder approval)	Investment Objective (subject to change only by shareholder approval)

Fidelity Fifty seeks capital appreciation.	Fidelity Focused Stock Fund seeks capital growth.

Principal Investment Strategies	Principal Investment Strategies

The Adviser normally invests the fund's assets primarily in common stocks of companies that it believes have the greatest potential for growth. The Adviser normally invests in 50-60 stocks.	The Adviser normally invests at least 80% of the fund's assets in stocks. The Adviser normally invests the fund's assets primarily in common stocks. The Adviser normally invests in 30-80 stocks.
The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.	Same principal strategy.
Because the fund is considered non-diversified, the Adviser may invest a significant percentage of the fund's assets in a single issuer.	No corresponding principal strategy.

The Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

Same principal strategy.
In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.	Same principal strategy.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Same principal strategy.
If the Adviser's strategies do not work as intended, the fund may not achieve its objective.	Same principal strategy.

For a comparison of the principal risks associated with the funds' principal investment strategies, please refer to the section entitled "Comparison of Principal Risk Factors."

Although the funds have similar fundamental and non-fundamental investment policies and limitations, there are some differences of which you should be aware. The following summarizes the differences in the investment policies and limitations of Fidelity Fifty and Fidelity Focused Stock Fund:

Fidelity Fifty	Fidelity Focused Stock Fund

Fundamental policies and limitations (subject to change only by shareholder vote)	Fundamental policies and limitations (subject to change only by shareholder vote)

No corresponding policy or limitation.

Diversification. The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Non-Fundamental Policies and Limitations	Non-Fundamental Policies and Limitations

Diversification. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
Subchapter M generally requires a fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

No corresponding policy or limitation.*

* Even though Fidelity Focused Stock Fund does not have a non-fundamental policy with respect to Subchapter M, the fund intends to qualify as a regulated investment company each year as disclosed in the fund's Statement of Additional Information, and as a result intends to comply with the requirements of Subchapter M outlined in this table.

Except as noted above, the funds have the same fundamental and non-fundamental investment policies and limitations.

For more information about the funds' investment objectives, strategies, policies, and limitations, please refer to the "Investment Details" section of the funds' Prospectuses, and to the "Investment Policies and Limitations" section of the funds' Statements of Additional Information, each of which is incorporated herein by reference.

Following the Reorganization, the combined fund will be managed in accordance with the investment objective, strategies, policies, and limitations of Fidelity Focused Stock Fund.

How do the funds' management and distribution arrangements compare?

The following summarizes the management and distribution arrangements of Fidelity Fifty and Fidelity Focused Stock Fund:

Management of the Funds

The principal business address of FMR, each fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the funds, is 245 Summer Street, Boston, Massachusetts 02210.

As the manager, FMR has overall responsibility for directing the funds' investments and handling their business affairs. As of December 31, 2013, FMR had approximately $881.7 million in discretionary assets under management, and approximately $1.94 trillion when combined with all of its affiliates' assets under management.

FMRC serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for the funds. As of December 31, 2013, FMRC had approximately $866.5 billion in discretionary assets under management.

Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Limited (FMR Japan) (formerly Fidelity Management & Research (Japan) Inc.), located at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, are also sub-advisers to the funds.

FMR and each of the sub-advisers are expected to continue serving as manager or sub-adviser of the combined fund after the Reorganization.

Stephen DuFour is portfolio manager of Fidelity Fifty and Fidelity Focused Stock Fund, which he has managed since March 2011 and March 2007, respectively. He also manages other funds. Since joining Fidelity Investments in 1992, Mr. DuFour has worked as an equity analyst and portfolio manager.

Mr. DuFour is expected to continue to be responsible for portfolio management of the combined fund after the Reorganization.

For information about the compensation of, any other accounts managed by, and any fund shares held by Mr. DuFour, please refer to the "Management Contracts" section of each fund's Statement of Additional Information, which is incorporated herein by reference.

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Each of Fidelity Fifty and Fidelity Focused Stock Fund pay a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the S&P 500®. The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. For this purpose, the average net assets of any mutual funds previously advised by FMR that currently are advised by Fidelity SelectCo, LLC are included. This rate cannot rise above 0.52%, and it drops as total assets under management increase. For October 2014, the group fee rate was 0.25%. The individual fund fee rate for each fund is 0.30% of its average net assets. The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the S&P 500® Index. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for Fidelity Fifty is available in the fund's semiannual report for the fiscal period ended December 31, 2014.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for Fidelity Focused Stock Fund is available in the fund's annual report for the fiscal period ended October 31, 2014.

If the Reorganization is approved, the combined fund will retain Fidelity Focused Stock Fund's management fee structure, which is identical to the management fee structure of Fidelity Fifty.

For more information about fund management, please refer to the "Fund Management" section of the funds' Prospectuses, and to the "Control of Investment Advisers" and "Management Contracts" sections of the funds' Statements of Additional Information, each of which is incorporated herein by reference.

Distribution of Fund Shares

The principal business address of FDC, each fund's principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island, 02917.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If the Reorganization is approved, the Distribution and Service Plan for the combined fund will remain unchanged.

For more information about fund distribution, please refer to the "Fund Distribution" section of the funds' Prospectuses, and to the "Distribution Services" section of the funds' Statements of Additional Information, each of which is incorporated herein by reference.

How do the funds' fees and operating expenses compare, and what are the combined fund's fees and operating expenses estimated to be following the Reorganization?

The following tables allow you to compare the fees and expenses of each fund and to analyze the pro forma estimated fees and expenses of the combined fund.

Annual Fund Operating Expenses

The following tables show the fees and expenses (including performance adjustments) of Fidelity Fifty and Fidelity Focused Stock Fund for the 12 months ended October 31, 2014, and the pro forma estimated fees and expenses of the combined fund based on the same time period after giving effect to the Reorganization. Annual fund operating expenses are paid by each fund.

Based on data for the 12 months ended October 31, 2014, including the impact of performance adjustments, the Reorganization is expected to have no impact on the total operating expenses of Fidelity Fifty. Attachments 1 and 2 provide pro forma expense information for the combined fund excluding the impact of performance adjustments based on the same time period.

Shareholder Fees

	Fidelity Fifty	Fidelity Focused Stock Fund	Fidelity Focused Stock Fund Pro forma Combined
Shareholder fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

	Fidelity FiftyA	Fidelity Focused Stock FundA	Fidelity Focused Stock Fund Pro forma CombinedB
Management fee (fluctuates based on the fund's performance relative to a securities market index)	0.54%	0.54%	0.54%
Distribution and/or Service (12b-1) fees	None	None	None
Other expenses	0.24%	0.24%	0.24%
Total annual operating expenses	0.78%	0.78%	0.78%

A Based on expenses for the 12 months ended October 31, 2014.

B Based on estimated expenses for the 12 months ended October 31, 2014.

Examples of Effect of Fund Expenses

The following table illustrates the expenses on a hypothetical $10,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return after giving effect to the Reorganization. The table illustrates how much a shareholder would pay in total expenses if the shareholder sells all of his or her shares at the end of each time period indicated.

	Fidelity Fifty	Fidelity Focused Stock Fund	Fidelity Focused Stock Fund Pro forma Combined
1 year	$ 80	$ 80	$ 80
3 years	$ 249	$ 249	$ 249
5 years	$ 433	$ 433	$ 433
10 years	$ 966	$ 966	$ 966

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Do the procedures for purchasing and redeeming shares of the funds differ?

No. Except as described below, the procedures for purchasing and redeeming shares of the funds are the same. If the Reorganization is approved, the procedures for purchasing and redeeming shares of the combined fund will remain unchanged.

Effective after the close of business on October 12, 2012, new positions in Fidelity Fifty may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on October 12, 2012, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established as an investment option under the plans (or under another plan sponsored by the same employer) by October 15, 2012, 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included the fund as a core investment option by October 15, 2012, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since October 15, 2012, 4) by a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, and 5) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted. Shareholders of Fidelity Fifty may redeem shares of the fund through the Closing Date of the fund's Reorganization.

For more information about the procedures for purchasing and redeeming the funds' shares, including a description of the policies and procedures designed to discourage excessive or short-term trading of fund shares, please refer to the "Additional Information about the Purchase and Sale of Shares" section of the funds' Prospectuses, and to the "Buying, Selling, and Exchanging Information" section of the funds' Statements of Additional Information, each of which is incorporated herein by reference.

Do the funds' exchange privileges differ?

No. The exchange privileges currently offered by the funds are the same. If the Reorganization is approved, the exchange privilege offered by the combined fund will remain unchanged.

For more information about the funds' exchange privileges, please refer to the "Exchanging Shares" section of the funds' Prospectuses, and to the "Buying, Selling, and Exchanging Information" section of the funds' Statements of Additional Information, each of which is incorporated herein by reference.

Do the funds' dividend and distribution policies differ?

The funds' dividend and distribution policies differ. Fidelity Fifty normally pays dividends and capital gain distributions in August and December. Fidelity Focused Stock Fund normally pays dividends and capital gain distributions in December. If the Reorganization is approved, the dividend and distribution policies of the combined fund will be the same as the current dividend and distribution policies of Fidelity Focused Stock Fund.

On or before the Closing Date, Fidelity Fifty may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.

For more information about the funds' dividend and distribution policies, please refer to the "Dividends and Capital Gain Distributions" section of the funds' Prospectuses, and to the "Distributions and Taxes" section of the funds' Statements of Additional Information, each of which is incorporated herein by reference.

Who bears the expenses associated with the Reorganization?

Fidelity Fifty will bear the cost of the Reorganization.

For more information, please refer to the section entitled "Voting Information - Solicitation of Proxies; Expenses."

COMPARISON OF PRINCIPAL RISK FACTORS

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following is a summary of the principal risks associated with an investment in the funds. Because the funds have similar investment objectives and strategies as described above, the funds are subject to similar investment risks.

What risks are associated with an investment in both of the funds?

Each fund is subject to the following principal risks:

Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

In addition, as a non-diversified fund, Fidelity Fifty can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

Fidelity Focused Stock Fund normally invests in a limited number of stocks. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a fund with a larger number of investments.

For more information about the principal risks associated with an investment in the funds, please refer to the "Investment Details" section of the funds' Prospectuses, and to the "Investment Policies and Limitations" section of the funds' Statements of Additional Information, each of which is incorporated herein by reference.

How do the funds compare in terms of their performance?

The following information provides some indication of the risks associated with an investment in the funds. The information illustrates the changes in the performance of each fund's shares from year to year and compares the performance of each fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Index Information section of the funds' prospectuses. Past performance (before and after taxes) is not an indication of future performance.

Year-by-Year Returns

Fidelity Fifty

Calendar Years	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
	11.00%	11.13%	12.63%	-49.11%	37.05%	17.84%	-0.78%	16.16%	38.04%	4.69%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	21.29%	June 30, 2009
Lowest Quarter Return	-27.58%	December 31, 2008

Fidelity Focused Stock Fund

Calendar Years	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
	18.22%	5.13%	17.03%	-33.03%	25.20%	24.09%	0.57%	16.54%	38.09%	4.57%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	16.12%	June 30, 2009
Lowest Quarter Return	-20.89%	December 31, 2008

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity Fifty
Return Before Taxes	4.69%	14.44%	6.64%
Return After Taxes on Distributions	4.67%	14.39%	5.97%
Return After Taxes on Distributions and Sale of Fund Shares	2.67%	11.63%	5.22%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Fidelity Focused Stock Fund
Return Before Taxes	4.57%	16.00%	9.86%
Return After Taxes on Distributions	1.55%	14.70%	9.01%
Return After Taxes on Distributions and Sale of Fund Shares	3.81%	12.66%	7.95%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%

THE PROPOSED TRANSACTION

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FIDELITY FIFTY AND FIDELITY FOCUSED STOCK FUND.

Agreement and Plan of Reorganization

The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

The Agreement contemplates (a) Fidelity Focused Stock Fund acquiring as of the Closing Date all of the assets of Fidelity Fifty in exchange solely for shares of Fidelity Focused Stock Fund and the assumption by Fidelity Focused Stock Fund of Fidelity Fifty's liabilities; and (b) the distribution of shares of Fidelity Focused Stock Fund to the shareholders of Fidelity Fifty as provided for in the Agreement.

The value of Fidelity Fifty's assets to be acquired by Fidelity Focused Stock Fund and the amount of its liabilities to be assumed by Fidelity Focused Stock Fund will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Fidelity Focused Stock Fund's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity Focused Stock Fund will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

As of the Closing Date, Fidelity Focused Stock Fund will deliver to Fidelity Fifty, and Fidelity Fifty will distribute to its shareholders of record, shares of Fidelity Focused Stock Fund so that each Fidelity Fifty shareholder will receive the number of full and fractional shares of Fidelity Focused Stock Fund equal in value to the aggregate net asset value of shares of Fidelity Fifty held by such shareholder on the Closing Date; Fidelity Fifty will be liquidated as soon as practicable thereafter. Each Fidelity Fifty shareholder's account shall be credited with the respective pro rata number of full and fractional shares of Fidelity Focused Stock Fund due that shareholder. The net asset value per share of Fidelity Focused Stock Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

Any transfer taxes payable upon issuance of shares of Fidelity Focused Stock Fund in a name other than that of the registered holder of the shares on the books of Fidelity Fifty as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Fidelity Fifty is and will continue to be its responsibility up to and including the Closing Date and such later date on which Fidelity Fifty is liquidated.

Fidelity Fifty will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and the Proxy Statement, together with the cost of any supplementary solicitation.

All of the current investments of Fidelity Fifty are permissible investments for Fidelity Focused Stock Fund. Nevertheless, if shareholders approve the Reorganization, FMR may sell certain securities held by the funds and purchase other securities. Any transaction costs associated with portfolio adjustments to Fidelity Fifty and Fidelity Focused Stock Fund due to the Reorganization that occur prior to the Closing Date will be borne by Fidelity Fifty and Fidelity Focused Stock Fund, respectively. Any transaction costs associated with portfolio adjustments to Fidelity Fifty and Fidelity Focused Stock Fund due to the Reorganization that occur after the Closing Date and any additional merger-related costs attributable to Fidelity Focused Stock Fund that occur after the Closing Date will be borne by Fidelity Focused Stock Fund. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on Fidelity Fifty shareholders' interests may be made subsequent to the Meeting.

Reasons for the Reorganization

In determining whether to approve the Reorganization, each fund's Board of Trustees (the Board) considered a number of factors, including the following:

(1) the compatibility of the investment objectives, strategies, and policies of the funds;

(2) the historical performance of the funds;

(3) the fees and expenses and the relative expense ratios of the funds;

(4) the potential benefit of the Reorganization to shareholders of the funds;

(5) the costs to be incurred by each fund as a result of the Reorganization;

(6) the tax consequences of the Reorganization;

(7) the relative size of the funds;

(8) the elimination of duplicative funds; and

(9) the potential benefit of the Reorganization to FMR and its affiliates.

FMR proposed the Reorganization to each fund's Board at a meeting of the Board held on November 19, 2014. In proposing the Reorganization, FMR advised the Board that the Reorganization will permit Fidelity Fifty shareholders to pursue the same investment goal in a larger combined fund that has a similar investment objective and investment policies and the same performance benchmark.

The Board considered that Fidelity Fifty shareholders were expected to benefit from a net expense reduction of 0.01% (excluding performance adjustments), based on data for the 12 months ended June 30, 2014. FMR also advised the Board that if the merger had closed on June 30, 2014, total expenses of Fidelity Fifty and Fidelity Focused Stock Fund would have decreased by 0.01%, including performance adjustments. Based on data for the 12 months ended October 31, 2014, including the impact of performance adjustments, FMR does not expect the expenses of either fund to be impacted by the Reorganization. Excluding performance adjustments for the same time period, FMR expects that total expenses of Fidelity Fifty would have decreased by 0.01%. The Board also considered that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

In recommending the Reorganization, FMR also advised the Board that the Reorganization would help streamline Fidelity's product offerings by removing a redundancy in the retail product line, making it easier for investors to select a fund that meets their needs and reducing the number of funds managed by FMR.

Each fund's Board carefully reviewed the proposal and determined that the Reorganization is in the best interests of the shareholders of each fund and that the Reorganization will not result in a dilution of the interests of the shareholders of either fund.

Description of the Securities to be Issued

Fidelity Focused Stock Fund is a series of Fidelity Capital Trust. The Trustees of Fidelity Capital Trust are authorized to issue an unlimited number of shares of beneficial interest of separate series. Each share of Fidelity Focused Stock Fund represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity Focused Stock Fund is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of Fidelity Focused Stock Fund is entitled to one vote for each dollar of net asset value of the fund that shareholder owns, with fractional dollar amounts entitled to a proportionate fractional vote. Shares of Fidelity Focused Stock Fund have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth in the "Description of the Trust - Shareholder Liability" section of the fund's Statement of Additional Information, which is incorporated herein by reference.

Fidelity Capital Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

For more information about voting rights and dividend rights, please refer to the "Description of the Trust - Voting Rights" and the "Distributions and Taxes" sections, respectively, of Fidelity Focused Stock Fund's Statement of Additional Information, which is incorporated herein by reference. For more information about redemption rights and exchange privileges, please refer to the "Additional Information about the Purchase and Sale of Shares" and the "Exchanging Shares" sections, respectively, of Fidelity Focused Stock Fund's Prospectus, which is incorporated herein by reference.

Federal Income Tax Considerations

The exchange of Fidelity Fifty's assets for Fidelity Focused Stock Fund's shares and the assumption of the liabilities of Fidelity Fifty by Fidelity Focused Stock Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code (the Code). With respect to the Reorganization, the participating funds will receive an opinion from Dechert LLP, counsel to Fidelity Fifty and Fidelity Focused Stock Fund, substantially to the effect that:

(i) The acquisition by Fidelity Focused Stock Fund of substantially all of the assets of Fidelity Fifty in exchange solely for Fidelity Focused Stock Fund shares and the assumption by Fidelity Focused Stock Fund of all liabilities of Fidelity Fifty followed by the distribution of Fidelity Focused Stock Fund shares to the Fidelity Fifty shareholders in exchange for their Fidelity Fifty shares in complete liquidation and termination of Fidelity Fifty will constitute a tax-free reorganization under Section 368(a) of the Code;

(ii) Fidelity Fifty will recognize no gain or loss upon the transfer of substantially all of its assets to Fidelity Focused Stock Fund in exchange solely for Fidelity Focused Stock Fund shares and the assumption by Fidelity Focused Stock Fund of all liabilities of Fidelity Fifty, except that Fidelity Fifty may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iii) Fidelity Fifty will recognize no gain or loss upon the distribution to its shareholders of the Fidelity Focused Stock Fund shares received by Fidelity Fifty in the Reorganization;

(iv) Fidelity Focused Stock Fund will recognize no gain or loss upon the receipt of the assets of Fidelity Fifty in exchange solely for Fidelity Focused Stock Fund shares and the assumption of all liabilities of Fidelity Fifty;

(v) The adjusted basis to Fidelity Focused Stock Fund of the assets of Fidelity Fifty received by Fidelity Focused Stock Fund in the Reorganization will be the same as the adjusted basis of those assets in the hands of Fidelity Fifty immediately before the exchange;

(vi) Fidelity Focused Stock Fund's holding periods with respect to the assets of Fidelity Fifty that Fidelity Focused Stock Fund acquires in the Reorganization will include the respective periods for which those assets were held by Fidelity Fifty (except where investment activities of Fidelity Focused Stock Fund have the effect of reducing or eliminating a holding period with respect to an asset);

(vii) The Fidelity Fifty shareholders will recognize no gain or loss upon receiving Fidelity Focused Stock Fund shares in exchange solely for Fidelity Fifty shares;

(viii) The aggregate basis of the Fidelity Focused Stock Fund shares received by a Fidelity Fifty shareholder in the Reorganization will be the same as the aggregate basis of the Fidelity Fifty shares surrendered by the Fidelity Fifty shareholder in exchange therefor; and

(ix) A Fidelity Fifty shareholder's holding period for the Fidelity Focused Stock Fund shares received by the Fidelity Fifty shareholder in the Reorganization will include the holding period during which the Fidelity Fifty shareholder held Fidelity Fifty shares surrendered in exchange therefor, provided that the Fidelity Fifty shareholder held such shares as a capital asset on the date of the Reorganization.

As of their most recent fiscal year ends, Fidelity Fifty had a capital loss carryforward for federal income tax purposes of $30,950,236 (which expires June 30, 2017) and Fidelity Focused Stock did not have a capital loss carryforward. The Reorganization is expected to trigger tax rules that would impose certain limits on Fidelity Focused Stock's ability to use Fidelity Fifty's capital loss carryforward following the Reorganization. Based on the expected size of the potential limits and the current size of Fidelity Fifty's capital loss carryforward, however, these limits are not expected to impact Fidelity Focused Stock's ability to use Fidelity Fifty's capital loss carryforward.

The table below shows each fund's net assets, fiscal-year-to-date net realized gains, net unrealized gains as of December 31, 2014 (as well as the capital loss carryforward mentioned above). This data suggests that Fidelity Focused Stock could have proportionally more net gains following the Reorganization (i.e., current net realized and unrealized gains less capital loss carryforwards) than Fidelity Fifty has currently, which could result in Fidelity Fifty shareholders receiving capital gains distributions sooner and/or in larger amounts following the Reorganization than they would in the absence of a Reorganization. The actual impact of the Reorganization on the funds' capital loss carryforwards and on future capital gain distributions will depend on each fund's net assets, capital loss carryforwards, net realized gains/losses and net unrealized gains/losses as of the time of the Reorganization, as well as the timing and amount of gains and losses recognized by Fidelity Focused Stock following the Reorganization, and thus cannot be determined precisely at this time.

Tax Position as of December 31, 2014

Fund Name	Fiscal Year End	Assets	Capital Loss Carryforwards as of the Fund's Most Recent Year End	Current Fiscal Year Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)
Fidelity Fifty	6/30	$742,233,632	($30,950,236)*	$15,213,343	$48,823,343
Fidelity Focused Stock Fund	10/31	$1,589,247,123	$0	$16,823,154	$174,409,649

* Fidelity Fifty's capital loss carryforward expires June 30, 2017.

Shareholders of Fidelity Fifty should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Forms of Organization

Fidelity Fifty is a non-diversified series of Fidelity Hastings Street Trust, an open-end management investment company organized as a Massachusetts business trust on September 27, 1984. Fidelity Focused Stock Fund is a diversified series of Fidelity Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 31, 1978. The trusts are authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of Massachusetts business trusts, governed by substantially similar Declarations of Trust, the rights of the security holders of Fidelity Fifty under state law and the governing documents are expected to remain unchanged after the Reorganization.

For more information regarding shareholder rights, please refer to the "Description of the Trust" section of the funds' Statements of Additional Information, which are incorporated herein by reference.

Operations of Fidelity Focused Stock Fund Following the Reorganization

FMR does not expect Fidelity Focused Stock Fund to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to Fidelity Focused Stock Fund's management or to entities that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other entities will continue to serve Fidelity Focused Stock Fund in their current capacities. Stephen DuFour, who is currently the portfolio manager of Fidelity Focused Stock Fund and Fidelity Fifty, is expected to continue to be responsible for portfolio management of the combined fund after the Reorganization.

Capitalization

The following table shows the capitalization of Fidelity Fifty and Fidelity Focused Stock Fund as of December 31, 2014, and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization. As of December 31, 2014, the net assets of Fidelity Fifty was $740,730,031, or 46.6% of Fidelity Focused Stock Fund.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Fidelity FiftyA	$ 740,730,031	$ 29.16	25,401,011
Fidelity Focused Stock Fund	$ 1,589,247,323	$ 18.74	84,791,005
Fidelity Focused Stock Fund Pro Forma Combined Fund	$ 2,329,977,354	$ 18.74	124,317,688

A Net assets have been adjusted to reflect the estimated one time reorganization cost associated with the Fund's reorganization proxy statement/prospectus cost of $87,135.

The table above assumes that the Reorganization occurred on December 31, 2014. The table is for information purposes only. No assurance can be given as to how many Fidelity Focused Stock Fund shares will be received by shareholders of Fidelity Fifty on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Fidelity Focused Stock Fund that actually will be received on or after that date.

Conclusion

The Agreement and the Reorganization were approved by the Boards of Trustees of Fidelity Hastings Street Trust and Fidelity Capital Trust at a meeting held on November 19, 2014. The Boards of Trustees determined that the proposed Reorganization is in the best interests of shareholders of Fidelity Fifty and Fidelity Focused Stock Fund and that the interests of existing shareholders of Fidelity Fifty and Fidelity Focused Stock Fund would not be diluted as a result of the Reorganization. In the event that the Reorganization does not occur, Fidelity Fifty will continue to engage in business as a fund of a registered investment company and the Board of Trustees of Fidelity Hastings Street Trust may consider other proposals for the reorganization or liquidation of the fund.

The Board of Trustees of Fidelity Fifty unanimously recommends that shareholders vote in favor of the Reorganization by approving the Agreement.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Fidelity Focused Stock Fund's financial highlights for the fiscal year ended October 31, 2014, which are included in the fund's Prospectus and incorporated herein by reference, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders. Fidelity Fifty's financial highlights for the fiscal year ended June 30, 2014, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report and are included in the fund's Prospectus. The financial highlights are updated to include the corresponding semiannual data (unaudited) included in the Semiannual Report for the six month period ended December 31, 2014. Fidelity Fifty's updated financial highlights are incorporated herein by reference. The financial highlights audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

VOTING INFORMATION

Solicitation of Proxies; Expenses

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the trust's Board of Trustees to be used at the Meeting. The purpose of the Meeting is set forth in the accompanying Notice.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 16, 2015. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means, or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of Fidelity Fifty at an anticipated cost of approximately $1,000. Fidelity Fifty may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of Fidelity Fifty at an anticipated cost of approximately $70,000.

If the fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

For Fidelity Fifty, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the fund.

The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

For a free copy of Fidelity Fifty's annual report for the fiscal year ended June 30, 2014 call 1-800-544-8544, log-on to www.fidelity.com, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

For a free copy of Fidelity Focused Stock Fund's annual report for the fiscal year ended October 31, 2014 call 1-800-544-8544, log-on to www.fidelity.com, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

Record Date; Quorum; and Method of Tabulation

Shareholders of record as of the close of business on March 16, 2015 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held as of that date, with fractional dollar amounts entitled to a proportional fractional vote.

If the enclosed proxy card is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic or internet vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted toward establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.).

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of the fund's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote FOR the proposal, unless directed to vote AGAINST the proposal, in which case such shares will be voted AGAINST the proposed adjournment. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR the proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Share Ownership

As of [December 31, 2014], shares of [each fund] issued and outstanding were as follows:

Number of Shares
Fidelity Fifty
Fidelity Focused Stock Fund

[As of [December 31, 2014], the Trustees, Member of the Advisory Board, and officers of [__] owned, in the aggregate, less than [__]% of [each fund's] total outstanding shares.]

[As of [December 31, 2014], the following owned of record and/or beneficially 5% or more of the outstanding shares of a class or a fund, as applicable:]

[As of [December 31, 2014], approximately [__]% of [__]'s total outstanding shares was held of record and/or beneficially by [__]; approximately [__]% of [__]'s total outstanding shares was held of record and/or beneficially by [__]; and approximately [__]% of [__]'s total outstanding shares was held of record and/or beneficially by [__].]

[A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.]

[To the knowledge of each trust, no [other] shareholder owned of record and/or beneficially 5% or more of the outstanding shares of each fund on that date. [It is not anticipated that any of the above shareholders will own of record and/or beneficially 5% or more of the outstanding shares of the combined fund as a result of the Reorganization.]/[If the Reorganization became effective on [__], [__] would have owned of record and/or beneficially [__]% of the outstanding shares of the combined fund.]]

Required Vote

Approval of the Reorganization requires the affirmative vote of a "majority of the outstanding voting securities" of Fidelity Fifty. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the proposal.

Other Business

The Board knows of no business other than the matter set forth in this Proxy Statement to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

MISCELLANEOUS

Legal Matters

Certain legal matters in connection with the issuance of Fidelity Focused Stock Fund shares have been passed upon by Dechert LLP, counsel to Fidelity Capital Trust.

Experts

The audited financial statements of Fidelity Fifty and Fidelity Focused Stock Fund are incorporated by reference into the Statement of Additional Information relating to this Proxy Statement and have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports thereon are included in the funds' Annual Reports to Shareholders for the fiscal year ended June 30, 2014 (Fidelity Fifty) and October 31, 2014 (Fidelity Focused Stock Fund).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Fidelity Hastings Street Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Submission of Certain Shareholder Proposals

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention "Fund Shareholder Meetings," 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

Exhibit 1

Form of Agreement and Plan of Reorganization of Fidelity Fifty

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of [_____], 2015, by and between Fidelity Hastings Street Trust, a Massachusetts business trust, on behalf of its series Fidelity Fifty (the Acquired Fund), and Fidelity Capital Trust, a Massachusetts business trust, on behalf of its series Fidelity Focused Stock Fund (the Acquiring Fund). Fidelity Hastings Street Trust and Fidelity Capital Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 245 Summer Street, Boston, Massachusetts 02210. The Acquiring Fund and the Acquired Fund may be referred to herein collectively as the "Funds" or each individually as the "Fund."

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for shares of beneficial interest in the Acquiring Fund (the Acquiring Fund Shares) and the assumption by the Acquiring Fund of the Acquired Fund's liabilities; and (b) the constructive distribution of such shares by the Acquired Fund pro rata to its shareholders in complete liquidation and termination of the Acquired Fund, all upon the terms and conditions set forth in this Agreement. The foregoing transactions are referred to herein as the "Reorganization."

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

(a) The Acquired Fund is a series of the Acquired Fund Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) The Acquired Fund Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of the Acquired Fund dated August 29, 2014, as supplemented, previously furnished to the Acquiring Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts which might reasonably form the basis for the institution of such proceedings, except as otherwise disclosed to the Acquiring Fund;

(e) The Acquired Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of the Acquired Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of the Acquired Fund at June 30, 2014, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to the Acquiring Fund together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended December 31, 2014. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Acquired Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect the Acquired Fund's results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of June 30, 2014 and those incurred in the ordinary course of the Acquired Fund's business as an investment company since June 30, 2014;

(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by the Acquiring Fund Trust on Form N-14 relating to the shares of the Acquiring Fund issuable hereunder and the proxy statement of the Acquired Fund included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to the Acquired Fund (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date (as defined in Section 6), the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used in this Agreement shall include the District of Columbia and Puerto Rico);

(j) The Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of the Acquired Fund's officers, are required to be filed by the Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

(l) All of the issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Acquired Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Acquiring Fund in accordance with this Agreement;

(m) As of both the Valuation Time (as defined in Section 4) and the Closing Date, the Acquired Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. As of the Closing Date, subject only to the delivery of the Acquired Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Acquiring Fund will acquire the Acquired Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Acquiring Fund) and without any restrictions upon the transfer thereof; and

(n) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to approval by the shareholders of the Acquired Fund.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

(a) The Acquiring Fund is a series of the Acquiring Fund Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) The Acquiring Fund Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of the Acquiring Fund, dated December 30, 2014, as supplemented, previously furnished to the Acquired Fund did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to the Acquired Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts which might reasonably form the basis for the institution of such proceedings, except as otherwise disclosed to the Acquired Fund;

(e) The Acquiring Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of the Acquiring Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of the Acquiring Fund at October 31, 2014, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to the Acquired Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Acquiring Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect the Acquiring Fund's results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 2014 and those incurred in the ordinary course of the Acquiring Fund's business as an investment company since October 31, 2014;

(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws;

(i) The Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of the Acquiring Fund's officers, are required to be filed by the Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on October 31, 2015;

(k) As of the Closing Date, the shares of beneficial interest of the Acquiring Fund to be issued to the Acquired Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund's Statement of Additional Information) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(l) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to approval by the shareholders of the Acquired Fund;

(m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to the Acquiring Fund, (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) The issuance of the Acquiring Fund Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

(o) All of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

(a) Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein, the Acquired Fund agrees to assign, sell, convey, transfer, and deliver to the Acquiring Fund as of the Closing Date all of the assets of the Acquired Fund of every kind and nature existing on the Closing Date. The Acquiring Fund agrees in exchange therefor: (i) to assume all of the Acquired Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to the Acquired Fund the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred hereunder, less the value of the liabilities of the Acquired Fund, determined as provided for under Section 4.

(b) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, commodities and futures interests, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Acquiring Fund hereunder, and the Acquiring Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include (except as otherwise provided for herein) all of the Acquired Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, the Acquired Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, the Acquired Fund will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Acquiring Fund Shares in exchange for such shareholders' shares of beneficial interest in the Acquired Fund and the Acquired Fund will be liquidated in accordance with the Acquired Fund's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on the Acquiring Fund's share transfer books in the names of the Acquired Fund shareholders and transferring the Acquiring Fund shares thereto. Each Acquired Fund shareholder's account shall be credited with the respective pro rata number of full and fractional Acquiring Fund shares due that shareholder. All outstanding Acquired Fund shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund's share transfer records. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.

(e) Any reporting responsibility of the Acquired Fund is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Acquiring Fund shares in a name other than that of the registered holder on the Acquired Fund's books of the Acquired Fund shares constructively exchanged for the Acquiring Fund Shares shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

4. VALUATION.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).

(b) As of the Closing Date, the Acquiring Fund will deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred hereunder less the liabilities of the Acquired Fund, determined as provided in this Section 4.

(c) The net asset value per share of the Acquiring Fund shares to be delivered to the Acquired Fund, the value of the assets of the Acquired Fund transferred hereunder, and the value of the liabilities of the Acquired Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

(d) The net asset value per share of the Acquiring Fund shares and the value of the assets and liabilities of the Acquired Fund shall be computed in the manner set forth in the then-current Acquiring Fund Prospectus and Statement of Additional Information.

(e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR LLC, in accordance with its regular practice as pricing agent for the Acquired Fund and the Acquiring Fund.

5. FEES; EXPENSES.

(a) The Acquired Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement.

(b) Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to the Acquiring Fund will be borne by the Acquiring Fund.

(c) Each of the Acquiring Fund and the Acquired Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 245 Summer Street, Boston, Massachusetts, as of the Valuation Time on June 5, 2015, or at some other time, date, and place agreed to by the Acquired Fund and the Acquiring Fund (the Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Acquired Fund and the net asset value per share of the Acquiring Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF THE ACQUIRED FUND.

(a) The Acquired Fund agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation of the Acquired Fund.

(b) The Acquired Fund agrees that as soon as reasonably practicable after distribution of the Acquiring Fund Shares, the Acquired Fund shall be terminated as a series of the Acquired Fund Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Acquired Fund shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF THE ACQUIRING FUND.

(a) That the Acquired Fund furnishes to the Acquiring Fund a statement, dated as of the Closing Date, signed by an authorized officer of the Acquired Fund Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects and that the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That the Acquired Fund furnishes the Acquiring Fund with copies of the resolutions, certified by an authorized officer of the Acquired Fund Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund;

(c) That, on or prior to the Closing Date, the Acquired Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of the Acquired Fund's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

(d) That the Acquired Fund shall deliver to the Acquiring Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on the Acquired Fund's behalf by its Treasurer or Assistant Treasurer;

(e) That the Acquired Fund's custodian shall deliver to the Acquiring Fund a certificate identifying the assets of the Acquired Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to the Acquiring Fund; (ii) the Acquired Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all applicable taxes (including stock transfer taxes, if any) in conjunction with the delivery of the assets, that the custodian has been notified are due, have been paid or provision for payment has been made;

(f) That the Acquired Fund's transfer agent shall deliver to the Acquiring Fund at the Closing a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

(g) That the Acquired Fund calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of the Acquired Fund;

(h) That the Acquired Fund delivers to the Acquiring Fund a certificate of an authorized officer of the Acquired Fund Trust, dated as of the Closing Date, that there has been no material adverse change in the Acquired Fund's financial position since June 30, 2014, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

(i) That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF THE ACQUIRED FUND.

(a) That the Acquiring Fund shall have executed and delivered to the Acquired Fund an Assumption of Liabilities, certified by an authorized officer of the Acquiring Fund Trust, dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

(b) That the Acquiring Fund furnishes to the Acquired Fund a statement, dated as of the Closing Date, signed by an authorized officer of the Acquiring Fund Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects, and the Acquiring Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That the Acquired Fund shall have received an opinion of Dechert LLP, counsel to the Acquired Fund and the Acquiring Fund, to the effect that the Acquiring Fund shares are duly authorized and upon delivery to the Acquired Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by the Acquiring Fund (except as disclosed in the Acquiring Fund's Statement of Additional Information) and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

(a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund;

(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, and including "no action" positions of such federal or state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Dechert LLP;

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund and the Acquired Fund, threatened by the Commission; and

(f) That the Acquiring Fund and the Acquired Fund shall have received an opinion of Dechert LLP satisfactory to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(i) The Reorganization will constitute a tax-free reorganization under Section 368(a) of the Code.

(ii) The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(iii) The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

(iv) The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

(v) The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

(vi) The Acquiring Fund's holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(vii) The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares.

(viii) The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor.

(ix) An Acquired Fund shareholder's holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

(a) The Acquiring Fund and the Acquired Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

(b) The Acquired Fund covenants that it is not acquiring the Acquiring Fund shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(c) The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares; and

(d) The Acquired Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law, and after the Closing Date, the Acquired Fund will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

The Acquiring Fund and the Acquired Fund may terminate this Agreement by mutual agreement. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of the Acquired Fund or the Acquiring Fund, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Acquiring Fund or the Acquired Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be paid to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

(c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

A copy of each Fund's Amended and Restated Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

Attachment 1

The following tables show the fees and expenses of Fidelity Fifty and Fidelity Focused Stock Fund for the 12 months ended October 31, 2014, and the pro forma estimated fees and expenses of the combined fund based on the same time period after giving effect to the Reorganization but excluding performance adjustments for all three funds.

Shareholder Fees

	Fidelity Fifty	Fidelity Focused Stock Fund	Fidelity Focused Stock Fund Pro forma Combined
Shareholder fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

	Fidelity FiftyA	Fidelity Focused Stock FundA	Fidelity Focused Stock Fund Pro forma CombinedB
Management fee	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) fees	None	None	None
Other expenses	0.25%	0.24%	0.24%
Total annual operating expenses	0.80%	0.79%	0.79%

A Based on expenses for the 12 months ended October 31, 2014.

B Based on estimated expenses for the 12 months ended October 31, 2014.

Attachment 2

The following table illustrates the expenses on a hypothetical $10,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates shown in Attachment 1 (which excludes performance adjustments for all three funds), assuming a 5% annual return. The table illustrates how much a shareholder would pay in total expenses if the shareholder sells all of his or her shares at the end of each time period indicated.

	Fidelity Fifty	Fidelity Focused Stock Fund	Fidelity Focused Stock Fund Pro forma Combined
1 year	$ 82	$ 81	$ 81
3 years	$ 255	$ 252	$ 252
5 years	$ 444	$ 439	$ 439
10 years	$ 990	$ 978	$ 978

Fidelity Fifty and Fidelity are registered service marks of FMR LLC. © 2015 FMR LLC. All rights reserved.

The third-party marks appearing above are the marks of their respective owners.

1.9863028.100 FIF-PXS-0315

Fund/Ticker

Fidelity® Focused Stock Fund/FTQGX

Prospectus

December 30, 2014

Contents

Fund Summary	(Click Here)	Fidelity® Focused Stock Fund
Fund Basics	(Click Here)	Investment Details
	(Click Here)	Valuing Shares
Shareholder Information	(Click Here)	Additional Information about the Purchase and Sale of Shares
	(Click Here)	Exchanging Shares
	(Click Here)	Features and Policies
	(Click Here)	Dividends and Capital Gain Distributions
	(Click Here)	Tax Consequences
Fund Services	(Click Here)	Fund Management
	(Click Here)	Fund Distribution
Appendix	(Click Here)	Financial Highlights
	(Click Here)	Additional Index Information

Prospectus

Fund Summary

Fund:
Fidelity® Focused Stock Fund

Investment Objective

The fund seeks capital growth.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee (fluctuates based on the fund's performance relative to a securities market index)	0.54%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.24%
Total annual operating expenses	0.78%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 80
3 years	$ 249
5 years	$ 433
10 years	$ 966

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 223% of the average value of its portfolio.

Prospectus

Fund Summary - continued

Principal Investment Strategies

  Normally investing at least 80% of assets in stocks.
  Normally investing primarily in common stocks.
  Normally investing in 30-80 stocks.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

In addition, the fund normally invests in a limited number of stocks. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a fund with a larger number of investments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for updated return information.

Prospectus

Year-by-Year Returns

Calendar Years	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	15.52%	18.22%	5.13%	17.03%	-33.03%	25.20%	24.09%	0.57%	16.54%	38.09%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	16.12%	June 30, 2009
Lowest Quarter Return	-20.89%	December 31, 2008
Year-to-Date Return	2.84%	September 30, 2014

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Focused Stock Fund
Return Before Taxes	38.09%	20.25%	10.96%
Return After Taxes on Distributions	35.50%	19.59%	10.41%
Return After Taxes on Distributions and Sale of Fund Shares	22.26%	16.47%	9.00%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	32.39%	17.94%	7.41%

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Stephen DuFour (portfolio manager) has managed the fund since March 2007.

Prospectus

Fund Summary - continued

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Basics

Investment Details

Investment Objective

Fidelity Focused Stock Fund seeks capital growth.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in stocks. The Adviser normally invests the fund's assets primarily in common stocks. The Adviser normally invests in 30-80 stocks.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because Fidelity Focused Stock Fund normally invests assets in a limited number of stocks, the fund's performance could be adversely affected by the poor performance of a single investment and could be more volatile than the performance of funds with a larger number of investments. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

Prospectus

Fund Basics - continued

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity Focused Stock Fund seeks capital growth.

Prospectus

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity Focused Stock Fund normally invests at least 80% of its assets in stocks.

Valuing Shares

The fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets (as well as assets held by an underlying Fidelity non-money market fund) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. Assets held by an underlying Fidelity money market fund are valued on the basis of amortized cost.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Prospectus

Fund Basics - continued

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Prospectus

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Prospectus

Shareholder Information - continued

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Prospectus

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after your investment is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

Shares are generally available only to investors inside the United States.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Prospectus

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

Prospectus

Shareholder Information - continued

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The fund does not currently issue share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Prospectus

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

• To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

• You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.
- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system • To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

• To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

• To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

• To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

Prospectus

Shareholder Information - continued

  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. We will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV minus, if applicable, any short-term redemption fee, calculated on the day Fidelity closes your fund position.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

Prospectus

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option. Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Any dividends will be automatically invested in shares of another identically registered Fidelity fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Prospectus

Shareholder Information - continued

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

The Adviser is the fund's manager. The address of the Adviser and its affiliates, unless otherwise indicated below, is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2013, the Adviser had approximately $881.7 million in discretionary assets under management, and approximately $1.94 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

FMRC serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of the Adviser. As of December 31, 2013, FMRC had approximately $866.5 billion in discretionary assets under management.

Other investment advisers assist the Adviser with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2013, FMR U.K. had approximately $23.3 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR U.K. is an affiliate of the Adviser.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2013, FMR H.K. had approximately $8.8 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.
  Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Stephen DuFour is portfolio manager of the fund, which he has managed since March 2007. He also manages other funds. Since joining Fidelity Investments in 1992, Mr. DuFour has worked as an equity analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager.

Prospectus

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the S&P 500® Index.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. For this purpose, the average net assets of any mutual funds previously advised by FMR that currently are advised by Fidelity SelectCo, LLC are included. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For October 2014, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The basic fee for the fiscal year ended October 31, 2014, was 0.55% of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the S&P 500 Index.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended October 31, 2014, was 0.54% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended October 31, 2014.

Prospectus

Fund Services - continued

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Selected Per-Share Data and Ratios

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.60	$ 15.63	$ 13.97	$ 12.39	$ 10.17
Income from Investment Operations
Net investment income (loss) B	(.01)	(.02)	.04	- F	(.03)
Net realized and unrealized gain (loss)	2.28	4.81	1.64	1.58	2.31
Total from investment operations	2.27	4.79	1.68	1.58	2.28
Distributions from net investment income	-	(.03)	(.02)	-	(.06)
Distributions from net realized gain	(1.13)	(.79)	-	-	-
Total distributions	(1.13)	(.82)	(.02)	-	(.06)
Net asset value, end of period	$ 20.74	$ 19.60	$ 15.63	$ 13.97	$ 12.39
Total ReturnA	12.14%	32.25%	12.03%	12.75%	22.44%
Ratios to Average Net Assets C,E
Expenses before reductions	.78%	.91%	.93%	.93%	1.11%
Expenses net of fee waivers, if any	.78%	.91%	.93%	.93%	1.00%
Expenses net of all reductions	.78%	.89%	.92%	.92%	1.00%
Net investment income (loss)	(.04)%	(.09)%	.26%	.03%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,848,723	$ 1,571,884	$ 547,984	$ 617,725	$ 147,669
Portfolio turnover rate D	223%	200%	279%	277%	275%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Amount represents less than $.01 per share.

Prospectus

Additional Index Information

S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-02841

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2014 FMR LLC. All rights reserved.

The third-party marks appearing above are the marks of their respective owners.

1.881395.106 TQG-PRO-1214

Fidelity Fifty

(A Series of Fidelity Hastings Street Trust)

Fidelity Focused Stock Fund

(A Series of Fidelity Capital Trust)

FORM N-14

STATEMENT OF ADDITIONAL INFORMATION

March 16, 2015

This Statement of Additional Information (SAI) relates to the proposed acquisition of Fidelity Fifty, a series of Fidelity Hastings Street Trust, by Fidelity Focused Stock Fund, a series of Fidelity Capital Trust. This SAI contains information that may be of interest to shareholders, but which is not included in the Proxy Statement which relates to the Reorganization. As described in the Proxy Statement, Fidelity Focused Stock Fund will acquire all of the assets of Fidelity Fifty and assume all of Fidelity Fifty's liabilities, in exchange solely for shares of beneficial interest in Fidelity Focused Stock Fund.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement. The Proxy Statement has been filed with the Securities and Exchange Commission and may be obtained, without charge, from Fidelity Distributors Corporation, 100 Salem Street, Smithfield, RI 02917.

This SAI consists of this cover page and the following described documents, each of which is incorporated herein by reference:

  The Prospectus for Fidelity Focused Stock Fund dated December 30, 2014, which was previously filed via EDGAR (Accession No. 0000081205-14-000070).
  The Statement of Additional Information for Fidelity Focused Stock Fund dated December 30, 2014, which was previously filed via EDGAR (Accession No. 0000081205-14-000070).
  The Prospectus for Fidelity Fifty dated August 29, 2014, as supplemented, which was previously filed via EDGAR (Accession No. 0000878467-14-000781).
  The Statement of Additional Information for Fidelity Fifty dated August 29, 2014, which was previously filed via EDGAR (Accession No. 0000878467-14-000781).
  The Financial Statements included in the Annual Report of Fidelity Focused Stock Fund for the fiscal year ended October 31, 2014, which was previously filed via EDGAR (Accession No. 0000729218-14-000080).
  The Financial Statements included in the Annual Report of Fidelity Fifty for the fiscal year ended June 30, 2014, which was previously filed via EDGAR (Accession No. 0000354046-14-000017).
  The Unaudited Financial Statements included in the Semiannual Report of Fidelity Fifty for the fiscal period ended December 31, 2014, which was previously filed via EDGAR (Accession No. [_______________]).

PRO FORMA FINANCIAL STATEMENTS

The Pro Forma Financial Statements for the Reorganization are provided on the following pages.

Fidelity Hastings Street Trust: Fidelity Fifty

Fidelity Capital Trust: Fidelity Focused Stock Fund

Notes to Pro Forma Combined Financial Statements

(Unaudited)

1.  Basis of Presentation:

The accompanying unaudited Pro Forma Combined Schedule of Investments and Statement of Assets and Liabilities reflect balances as of October 31, 2014 and the unaudited Pro Forma Combined Statement of Operations reflect results for the twelve months ended October 31, 2014. The unaudited pro forma financial statements are presented to show the effect of the proposed merger of Fidelity Fifty (the “Acquired Fund”) into Fidelity Focused Stock Fund (the “Acquiring Fund”), the accounting survivor, as if the merger had occurred on the first day of the year presented (November 1, 2013).

The unaudited pro forma financial statements were derived from financial statements prepared for the Acquiring Fund and Acquired Fund in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements.  Actual results could differ from those estimates.  The unaudited pro forma financial statements should be read in conjunction with the historical financial statements which are incorporated by reference in the Statement of Additional Information (“SAI”) to this Proxy Statement and Prospectus for Fidelity Fifty and Fidelity Focused Stock Fund. Both the Acquired Fund and the Acquiring Fund have substantially the same accounting policies which are detailed in the reports incorporated by reference in the SAI. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

2. Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Acquired and Acquiring Funds’ categorize the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)

Valuation techniques used to value the Acquired and Acquiring Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

3. Merger Costs:

Fidelity Fifty will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and Proxy Statement, together with the cost of any supplementary solicitation.  The estimated one time expenses related to the Reorganization for Fidelity Fifty is $87,135.

4.  Capital Shares:

The unaudited pro forma net asset value per share assumes the issuance of additional shares of the Acquiring Fund which would have been issued on October 31, 2014 in connection with the proposed merger. Shareholders of the Acquired Fund would become shareholders of the Acquiring Fund receiving shares of the corresponding class of the Acquiring Fund equal to the value of their holdings in the Acquired Fund. The amount of additional shares assumed to be issued was calculated based on the October 31, 2014 net assets of the Acquired Fund and the net asset value per share of the Acquiring Fund as disclosed within the Pro Forma Combined Statement of Assets and Liabilities (unaudited).

5.  Use of Estimates:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

6.  Federal Income Taxes:

Each year, each of the funds intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required.  Each fund files a U.S. federal tax return, in addition to state and local tax returns as required.  The Acquired Fund and the Acquiring Fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

	Fidelity Fifty		Fidelity Focused Stock Fund		Fidelity Focused Stock Fund
	(Acquired Fund)		(Acquiring Fund)		Pro Forma Combined
Investments October 31, 2014 (Unaudited)
Showing Percentage of Net Assets
Common Stocks - 99.3%	Shares	Value	Shares	Value	Shares	Value

CONSUMER DISCRETIONARY - 8.7%
Hotels, Restaurants & Leisure - 1.8%
Chipotle Mexican Grill, Inc. (a)	5,500	$ 3,509,000	11,000	$ 7,018,000	16,500	$ 10,527,000
Marriott International, Inc. Class A	141,000	10,680,750	343,000	25,982,250	484,000	36,663,000
		14,189,750		33,000,250		47,190,000
Media - 3.8%
Comcast Corp. Class A	375,000	20,756,250	914,000	50,589,900	1,289,000	71,346,150
The Walt Disney Co.	90,000	8,224,200	219,000	20,012,220	309,000	28,236,420
		28,980,450		70,602,120		99,582,570
Specialty Retail - 2.5%
TJX Companies, Inc.	299,000	18,932,680	734,000	46,476,880	1,033,000	65,409,560
Textiles, Apparel & Luxury Goods - 0.6%
Ralph Lauren Corp.	27,000	4,450,680	59,000	9,725,560	86,000	14,176,240
TOTAL CONSUMER DISCRETIONARY		66,553,560		159,804,810		226,358,370
CONSUMER STAPLES - 5.5%
Food & Staples Retailing - 4.4%
CVS Health Corp.	399,000	34,238,190	954,000	81,862,740	1,353,000	116,100,930
Household Products - 0.2%
Church & Dwight Co., Inc.	33,000	2,389,530	24,003	1,738,057	57,003	4,127,587
Tobacco - 0.9%
Philip Morris International, Inc.	78,000	6,942,780	187,000	16,644,870	265,000	23,587,650
TOTAL CONSUMER STAPLES		43,570,500		100,245,667		143,816,167
ENERGY - 6.9%
Oil, Gas & Consumable Fuels - 6.9%
Cabot Oil & Gas Corp.	1,100,000	34,210,000	2,399,000	74,608,900	3,499,000	108,818,900
EOG Resources, Inc.	144,000	13,687,200	333,000	31,651,650	477,000	45,338,850
Pioneer Natural Resources Co.	40,000	7,562,400	101,000	19,095,060	141,000	26,657,460
		55,459,600		125,355,610		180,815,210
FINANCIALS - 20.2%
Banks - 7.5%
Bank of America Corp.	2,198,000	37,717,680	5,422,900	93,056,964	7,620,900	130,774,644
Citigroup, Inc.	139,000	7,440,670	265,000	14,185,450	404,000	21,626,120
Wells Fargo & Co.	231,000	12,263,790	574,000	30,473,660	805,000	42,737,450
		57,422,140		137,716,074		195,138,214
Capital Markets - 5.5%
Ameriprise Financial, Inc.	309,200	39,011,764	761,000	96,015,370	1,070,200	135,027,134
Invesco Ltd.	62,000	2,509,140	140,000	5,665,800	202,000	8,174,940
		41,520,904		101,681,170		143,202,074
Diversified Financial Services - 7.2%
McGraw Hill Financial, Inc.	484,000	43,792,319	1,237,000	111,923,759	1,721,000	155,716,078
Moody's Corp.	77,000	7,640,710	241,000	23,914,430	318,000	31,555,140
		51,433,029		135,838,189		187,271,218
TOTAL FINANCIALS		150,376,073		375,235,433		525,611,506
HEALTH CARE - 15.6%
Biotechnology - 9.3%
Amgen, Inc.	179,000	29,030,220	426,000	69,088,680	605,000	98,118,900
Gilead Sciences, Inc. (a)	221,000	24,752,000	531,000	59,472,000	752,000	84,224,000
Intercept Pharmaceuticals, Inc. (a)	34,477	8,908,512	105,102	27,157,306	139,579	36,065,818
Regeneron Pharmaceuticals, Inc. (a)	19,000	7,480,680	44,000	17,323,680	63,000	24,804,360
		70,171,412		173,041,666		243,213,078
Health Care Equipment & Supplies - 0.7%
The Cooper Companies, Inc.	32,327	5,298,395	79,900	13,095,610	112,227	18,394,005
Health Care Providers & Services - 0.6%
UnitedHealth Group, Inc.	43,000	4,085,430	109,000	10,356,090	152,000	14,441,520
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (a)	11,700	2,253,186	29,100	5,604,078	40,800	7,857,264
Pharmaceuticals - 4.7%
Actavis PLC (a)	40,220	9,763,003	101,840	24,720,642	142,060	34,483,645
Bristol-Myers Squibb Co.	72,000	4,189,680	167,000	9,717,730	239,000	13,907,410
Mallinckrodt PLC (a)	98,000	9,033,640	224,000	20,648,320	322,000	29,681,960
Perrigo Co. PLC	9,000	1,453,050	20,000	3,229,000	29,000	4,682,050
Prestige Brands Holdings, Inc. (a)	326,000	11,546,920	813,000	28,796,460	1,139,000	40,343,380
		35,986,293		87,112,152		123,098,445
TOTAL HEALTH CARE		117,794,716		289,209,596		407,004,312
INDUSTRIALS - 12.3%
Air Freight & Logistics - 1.3%
FedEx Corp.	66,000	11,048,400	139,000	23,268,600	205,000	34,317,000
Airlines - 1.2%
Southwest Airlines Co.	84,000	2,896,320	217,000	7,482,160	301,000	10,378,480
Spirit Airlines, Inc. (a)	85,207	6,229,484	196,610	14,374,157	281,817	20,603,641
		9,125,804		21,856,317		30,982,121
Machinery - 5.2%
Cummins, Inc.	270,200	39,497,836	664,900	97,195,082	935,100	136,692,918
Road & Rail - 4.6%
Norfolk Southern Corp.	34,100	3,772,824	82,900	9,172,056	117,000	12,944,880
Union Pacific Corp.	265,000	30,859,250	641,000	74,644,450	906,000	105,503,700
		34,632,074		83,816,506		118,448,580
TOTAL INDUSTRIALS		94,304,114		226,136,505		320,440,619
INFORMATION TECHNOLOGY - 25.8%
Electronic Equipment & Components - 1.9%
Zebra Technologies Corp. Class A (a)	204,000	15,045,000	477,000	35,178,750	681,000	50,223,750
Internet Software & Services - 6.8%
Alibaba Group Holding Ltd. sponsored ADR	29,100	2,869,260	73,800	7,276,680	102,900	10,145,940
Facebook, Inc. Class A (a)	343,400	25,751,566	844,300	63,314,057	1,187,700	89,065,623
Google, Inc. Class A (a)	40,200	22,828,374	98,400	55,878,408	138,600	78,706,782
		51,449,200		126,469,145		177,918,345
IT Services - 4.7%
MasterCard, Inc. Class A	354,000	29,647,500	878,000	73,532,500	1,232,000	103,180,000
Visa, Inc. Class A	27,000	6,518,610	50,000	12,071,500	77,000	18,590,110
		36,166,110		85,604,000		121,770,110
Semiconductors & Semiconductor Equipment - 0.9%
NXP Semiconductors NV (a)	94,000	6,454,040	232,460	15,960,704	326,460	22,414,744
Software - 11.5%
Adobe Systems, Inc. (a)	561,025	39,339,073	1,411,601	98,981,462	1,972,626	138,320,535
Intuit, Inc.	202,000	17,778,020	493,000	43,388,930	695,000	61,166,950
Microsoft Corp.	340,000	15,963,000	860,000	40,377,000	1,200,000	56,340,000
salesforce.com, Inc. (a)	152,700	9,771,273	383,800	24,559,362	536,500	34,330,635
Tableau Software, Inc. (a)	44,000	3,633,960	98,000	8,093,820	142,000	11,727,780
		86,485,326		215,400,574		301,885,900
TOTAL INFORMATION TECHNOLOGY		195,599,676		478,613,173		674,212,849
MATERIALS - 2.5%
Chemicals - 0.8%
Ecolab, Inc.	58,000	6,451,340	144,000	16,017,120	202,000	22,468,460
Metals & Mining - 1.7%
Steel Dynamics, Inc.	562,000	12,931,620	1,361,000	31,316,610	1,923,000	44,248,230
TOTAL MATERIALS		19,382,960		47,333,730		66,716,690
UTILITIES - 1.8%
Independent Power and Renewable Electricity Producers - 0.7%
NextEra Energy Partners LP	120,100	4,390,856	357,961	13,087,054	478,061	17,477,910
Independent Power Producers & Energy Traders - 1.1%
Dynegy, Inc. (a)	265,384	8,094,212	675,791	20,611,626	941,175	28,705,838
TOTAL UTILITIES		12,485,068		33,698,680		46,183,748
TOTAL COMMON STOCKS		755,526,267		1,835,633,204		2,591,159,471
Money Market Funds - 0.2%
Fidelity Cash Central Fund, 0.11% (b)	6,692,946	6,692,946	0	0	6,692,946	6,692,946

TOTAL INVESTMENT PORTFOLIO - 99.5%		762,219,213		1,835,633,204		2,597,852,417
NET OTHER ASSETS (LIABILITIES) - 0.5%		(1,628,705)		13,089,298		11,460,593
NET ASSETS - 100%		$ 760,590,508		$ 1,848,722,502		$ 2,609,313,010
COST OF INVESTMENTS		$ 702,985,385		$ 1,625,937,664		$ 2,328,923,049

Notes

Fidelity Fifty		Fidelity Focused Stock Fund		Fidelity Focused Stock Fund
(Acquired Fund)		(Acquiring Fund)		Pro Forma Combined
Legend		Legend		Legend
(a) Non-income producing		(a) Non-income producing		(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds		Affiliated Central Funds		Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:		Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:		Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income Earned	Fund	Income Earned	Fund	Income Earned
Fidelity Cash Central Fund	$ 14,809	Fidelity Cash Central Fund	$ 38,346	Fidelity Cash Central Fund	$ 53,155
Fidelity Securities Lending Cash Central Fund	16,230	Fidelity Securities Lending Cash Central Fund	49,737	Fidelity Securities Lending Cash Central Fund	65,967
Total	$ 31,039	Total	$ 88,083	Total	$ 119,122

Other Information		Other Information		Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy.  The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.  For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes To Financial Statements.

All investments are categorized as Level 1 under the Fair Value Hierarchy.  The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.  For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes To Financial Statements.

All investments are categorized as Level 1 under

the Fair Value Hierarchy.  The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.  For more information on valuation inputs, please refer to

the Investment Valuation section in the accompanying Notes To Financial Statements.

			Fidelity Hastings Street Trust: Fidelity Fifty Fidelity Capital Trust: Fidelity Focused Stock Fund Pro Forma Combined Statement of Assets & Liabilities As of October 31, 2014 (Unaudited)

	Fidelity Fifty		Fidelity Focused Stock Fund					Fidelity Focused Stock Fund
						Pro Forma
	(Acquired Fund)		(Acquiring Fund)	Combined		Adjustments		Pro Forma Combined
Assets
Investments in securities, at value:
Unaffiliated issuers	$755,526,267		$1,835,633,204	$2,591,159,471	$			$2,591,159,471
Fidelity Central Funds	6,692,946		-	6,692,946				6,692,946
Receivable for investments sold	29,685,439		89,435,625	119,121,064				119,121,064
Receivable for fund shares sold	808		594,639	595,447				595,447
Dividends receivable	260,630		643,414	904,044				904,044
Distributions receivable from Fidelity Central Funds	2,968		5,212	8,180				8,180
Prepaid expenses	2,084		7,553	9,637				9,637
Other receivables	12,738		21,575	34,313				34,313
Total assets	792,183,880		1,926,341,222	2,718,525,102				2,718,525,102

Liabilities
Payable to custodian Bank	$7		$1,047,297	$1,047,304	$			$1,047,304
Payable for investments purchased	31,070,596		65,556,884	96,627,480				96,627,480
Payable for fund shares redeemed	11,780		9,898,260	9,910,040				9,910,040
Accrued management fee	261,591		716,064	977,655				977,655
Other affiliated payables	141,211		354,744	495,955				495,955
Other payables and accrued expenses	108,187	(a)	45,471	153,658				153,658
Total liabilities	31,593,372		77,618,720	109,212,092				109,212,092

Net Assets	$760,590,508		$1,848,722,502	$2,609,313,010				$2,609,313,010

Net Assets consist of:
Paid in capital	$724,675,177		$1,486,785,873	$2,211,461,050				$2,211,461,050
Undistributed net investment income (loss)	(1,276,597)		-	(1,276,597)				(1,276,597)
Accumulated undistributed net realized gain (loss) on				-				-
investments and foreign currency transactions	(22,041,048)		152,241,089	130,200,041				130,200,041
Net unrealized appreciation (depreciation) on investments				-				-
and assets and liabilities in foreign currency transactions	59,232,976		209,695,540	268,928,516				268,928,516
Net Assets	$760,590,508		$1,848,722,502	$2,609,313,010				$2,609,313,010

Book cost of respective Fund:	$702,985,385		$1,625,937,664	$2,328,923,049				$2,328,923,049

	Fidelity Fifty		Fidelity Focused Stock Fund					Fidelity Focused Stock Fund
						Pro Forma Share
Net Asset Value	(Acquired Fund)		(Acquiring Fund)	Combined		Conversion Adjustment		Pro Forma Combined

Net Assets	$760,590,508		$1,848,722,502	$2,609,313,010				$2,609,313,010
Offering price and redemption price per share	$29.33		$20.74	$20.74				$20.74
Shares outstanding	25,935,680.00		89,145,505.00			36,672,638	(b)	125,818,143

(a)  Fidelity Fifty's Other payables and accrued expenses include estimated one time costs associated with the acquiring Fund's reorganization proxy statement.  Fidelity Fifty estimated costs are $87,135.

(b) Includes the conversion of Fidelity Fifty into Fidelity Focused Stock Fund shares outstanding.

	Fidelity Hastings Street Trust: Fidelity Fifty
	Fidelity Capital Trust: Fidelity Focused Stock Fund
	Pro Forma Combined Statement of Operations
	12 months ended October 31, 2014 (Unaudited)

		Fidelity Focused				Fidelity Focused Stock Fund

	Fidelity Fifty (Acquired Fund)	Stock Fund (Acquiring Fund)	Combined	Pro Forma Adjustments		Pro Forma Combined

Dividend	$5,591,797	$13,709,208	$19,301,005	$-		$19,301,005
Interest	4	18	22	-		22
Income from Fidelity Central Funds	31,039	88,083	119,122	-		119,122
Total Income	5,622,840	13,797,309	19,420,149	-		19,420,149

Expenses
Management fee
Basic Fee	4,234,652	10,299,859	14,534,511	-	(c)	14,534,511
Performance adjustment	(122,203)	(144,069)	(266,272)	-	(e)	(266,272)
Transfer agent fees	1,465,129	3,593,597	5,058,726	-	(e)	5,058,726
Accounting and security lending fees	270,762	577,325	848,087	(64,802)	(d)	783,285
Custodian fees and expenses	49,953	58,490	108,443	(43,481)	(f)	64,962
Independent trustees' compensation	3,246	7,574	10,820	-		10,820
Registration fees	34,221	135,661	169,882	(10,000)	(f)	159,882
Audit	46,716	43,674	90,390	(37,764)	(f)	52,626
Legal	4,366	5,440	9,806	-		9,806
Miscellaneous	6,573	10,866	17,439	-		17,439
Total expenses before reductions	5,993,415	14,588,417	20,581,832	(156,047)		20,425,785
Expenses reductions	(28,505)	(61,352)	(89,857)	-		(89,857)
Total expenses	5,964,910	14,527,065	20,491,975	(156,047)		20,335,928
Net investment income	(342,070)	(729,756)	(1,071,826)	156,047		(915,779)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	139,331,466	200,036,256	339,367,722	-		339,367,722
Foreign currency transactions	(803)	(1,605)	(2,408)	-		(2,408)
Total net realized gain (loss)	139,330,663	200,034,651	339,365,314	-		339,365,314
Change in net unrealized appreciation (depreciation) on:
Investment securities	(53,598,903)	(13,738,124)	(67,337,027)	-		(67,337,027)
Assets and liabilities in foreign currencies	(54)	(39)	(93)	-		(93)
Total change in net unrealized appreciation (depreciation)	(53,598,957)	(13,738,163)	(67,337,120)	-		(67,337,120)
Net Gain (Loss)	85,731,706	186,296,488	272,028,194	-		272,028,194

Net increase (decrease) in net assets resulting from operations	$85,389,636	$185,566,732	$270,956,368	$156,047		$271,112,415

(c) No adjustment in fees; Acquiring Fund and Acquired Funds have similair group rate and individual fund fee rate management arrangements.

(d) Decrease in Accounting fees based on acquring fund's contractual rates applied to combined funds average net assets throughout the period.

(e) No contractual changes for Fidelity Fifty & Fidelity Focused Stock Fund.

(f) Decrease in expenses based on elimination of redundant fees for Pro Forma Combined.

PART C. OTHER INFORMATION

Item 15. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 16. Exhibits

(1) (1) Amended and Restated Declaration of Trust, dated November 13, 2002, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 83.

(2) Certificate of Amendment to the Declaration of Trust, dated September 15, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 85.

(3) Certificate of Amendment to the Declaration of Trust, dated May 14, 2008, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 94.

(2) Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 63.

(3) Not applicable.

(4) Agreement and Plan of Reorganization between Fidelity Hastings Street Trust: Fidelity Fifty and Fidelity Capital Trust: Fidelity Focused Stock Fund is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.

(5) Articles III, X, and XI of the Amended and Restated Declaration of Trust, dated November 13, 2002, are incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 83; Article XII of the Certificate of Amendment to the Declaration of Trust, dated September 15, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 85; Article VIII of the Certificate of Amendment to the Declaration of Trust, dated May 14, 2008, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 94; and Articles IV and V of the Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 63.

(6) (1) Amended and Restated Management Contract, dated August 1, 2013, between Fidelity Capital Appreciation Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 114.

(2) Amended and Restated Management Contract, dated August 1, 2013, between Fidelity Disciplined Equity Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 114.

(3) Amended and Restated Management Contract, dated August 1, 2013, between Fidelity Focused Stock Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 114.

(4) Amended and Restated Management Contract, dated August 1, 2013, between Fidelity Stock Selector All Cap Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 114.

(5) Amended and Restated Management Contract, dated August 1, 2013, between Fidelity Stock Selector Small Cap Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 114.

(6) Amended and Restated Management Contract, dated August 1, 2013, between Fidelity Value Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 114.

(7) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Capital Appreciation Fund, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 81.

(8) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Disciplined Equity Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 81.

(9) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity TechnoQuant Growth Fund (currently known as Fidelity Focused Stock Fund), is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 81.

(10) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Stock Selector (currently known as Fidelity Stock Selector All Cap Fund), is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 81.

(11) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Small Cap Selector (currently known as Fidelity Stock Selector Small Cap Fund), is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 81.

(12) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Value Fund, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 81.

(13) Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(48) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 82.

(14) Schedule A, dated August 1, 2014, to the Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(45) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 162.

(15) Amended and Restated Sub-Advisory Agreement, dated December 1, 2014, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(46) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 166.

(16) Schedule A, dated December 1, 2014, to the Amended and Restated Sub-Advisory Agreement, dated December 1, 2014, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(47) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 166.

(17) Amended and Restated Sub-Advisory Agreement, dated July 17, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(27) of Fidelity Hastings Street Trust's (File No. 002-11517) Post-Effective Amendment No. 121.

(18) Schedule A, dated August 1, 2014, to the Amended and Restated Sub-Advisory Agreement, dated July 17, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(49) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 162.

(7) (1) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Capital Trust and Fidelity Distributors Corporation, on behalf of Fidelity Capital Appreciation Fund, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 90.

(2) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Capital Trust and Fidelity Distributors Corporation, on behalf of Fidelity Disciplined Equity Fund, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 90.

(3) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Capital Trust and Fidelity Distributors Corporation, on behalf of Fidelity Focused Stock Fund, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 90.

(4) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Capital Trust and Fidelity Distributors Corporation, on behalf of Fidelity Stock Selector (currently known as Fidelity Stock Selector All Cap Fund), is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 90.

(5) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Capital Trust and Fidelity Distributors Corporation, on behalf of Fidelity Small Cap Independence Fund (currently known as Fidelity Stock Selector Small Cap Fund), is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 90.

(6) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Capital Trust and Fidelity Distributors Corporation, on behalf of Fidelity Value Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 90.

(7) Form of Selling Dealer Agreement (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 89.

(8) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 89.

(9) Form of Bank Agency Agreement (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 89.

(8) Amended and Restated Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Equity and High Income Funds effective as of September 15, 1995, as amended and restated through January 16, 2013, is incorporated herein by reference to Exhibit (f) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 114.

(9) (1) Custodian Agreement and Appendix C and E, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Capital Trust on behalf of Fidelity Stock Selector Small Cap Fund are incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 72.

(2) Appendix A, dated March 13, 2014, to the Custodian Agreement, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Capital Trust on behalf of Fidelity Stock Selector Small Cap Fund is incorporated herein by reference to Exhibit (g)(5) of Fidelity Salem Street Trust's (File No. 002-41839) Post-Effective Amendment No. 247.

(3) Appendix B, dated April 25, 2013, to the Custodian Agreement, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Capital Trust on behalf of Fidelity Stock Selector Small Cap Fund is incorporated herein by reference to Exhibit (g)(6) of Fidelity Salem Street Trust's (File No. 002-41839) Post-Effective Amendment No. 228.

(4) Appendix D, dated August 1, 2009, to the Custodian Agreement, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Capital Trust on behalf of Fidelity Stock Selector Small Cap Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 89.

(5) Custodian Agreement and Appendix C, D, and E, dated January 1, 2007, between Citibank, N.A. and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund are incorporated herein by reference to Exhibit (g)(5) of Fidelity Securities Fund's (File No. 002-93601) Post-Effective Amendment No. 73.

(6) Appendix A, dated July 7, 2014, to the Custodian Agreement, dated January 1, 2007, between Citibank, N.A. and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund is incorporated herein by reference to Exhibit (g)(9) of Fidelity Salem Street Trust's (File No. 002-41839) Post-Effective Amendment No. 255.

(7) Appendix B, dated April 24, 2013, to the Custodian Agreement, dated January 1, 2007, between Citibank, N.A. and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund is incorporated herein by reference to Exhibit (g)(11) of Fidelity Salem Street Trust's (File No. 002-41839) Post-Effective Amendment No. 231.

(8) Custodian Agreement and Appendix C, D, and E, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Fidelity Capital Trust on behalf of Fidelity Focused Stock Fund and Fidelity Stock Selector All Cap Fund are incorporated herein by reference to Exhibit (g)(2) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 72.

(9) Appendix A, dated October 27, 2014, to the Custodian Agreement, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Fidelity Capital Trust on behalf of Fidelity Focused Stock Fund and Fidelity Stock Selector All Cap Fund is incorporated herein by reference to Exhibit (g)(5) of Fidelity Central Investment Portfolios II LLC's (File No. 811-22083) Post-Effective Amendment No. 22.

(10) Appendix B, dated October 15, 2009, to the Custodian Agreement, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Fidelity Capital Trust on behalf of Fidelity Focused Stock Fund and Fidelity Stock Selector All Cap Fund is incorporated herein by reference to Exhibit (g)(3) of Fidelity Hastings Street Trust's (File No. 002-11517) Post-Effective Amendment No. 123.

(11) Custodian Agreement and Appendix C and E, dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund and Fidelity Value Fund are incorporated herein by reference to Exhibit (g)(4) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 72.

(12) Appendix A, dated September 18, 2014, to the Custodian Agreement, dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund and Fidelity Value Fund is incorporated herein by reference to Exhibit (g)(15) of Fidelity Investment Trust's (File No. 002-90649) Post-Effective Amendment No. 144.

(13) Appendix B, dated October 20, 2010, to the Custodian Agreement, dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund and Fidelity Value Fund is incorporated herein by reference to Exhibit (g)(13) of Fidelity Advisor Series VII's (File No. 002-67004) Post-Effective Amendment No. 61.

(14) Appendix D, dated October 31, 2012, to the Custodian Agreement, dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund and Fidelity Value Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Magellan Fund's (File No. 002-21461) Post-Effective Amendment No. 67.

(10) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Capital Appreciation Fund is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 80.

(2) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Capital Appreciation Fund: Class K is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 93.

(3) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Disciplined Equity Fund is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 79.

(4) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Disciplined Equity Fund: Class K is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 93.

(5) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity TechnoQuant Growth Fund (currently known as Fidelity Focused Stock Fund) is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 80.

(6) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector (currently known as Fidelity Stock Selector All Cap Fund) is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 79.

(7) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector: Class K (currently known as Fidelity Stock Selector All Cap Fund: Class K) is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 93.

(8) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector All Cap Fund: Fidelity Advisor Stock Selector All Cap Fund: Class A is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment No. 105.

(9) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector All Cap Fund: Fidelity Advisor Stock Selector All Cap Fund: Class T is incorporated herein by reference to Exhibit (m)(16) of Post-Effective Amendment No. 105.

(10) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector All Cap Fund: Fidelity Advisor Stock Selector All Cap Fund: Class B is incorporated herein by reference to Exhibit (m)(17) of Post-Effective Amendment No. 105.

(11) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector All Cap Fund: Fidelity Advisor Stock Selector All Cap Fund: Class C is incorporated herein by reference to Exhibit (m)(18) of Post-Effective Amendment No. 105.

(12) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector All Cap Fund: Fidelity Advisor Stock Selector All Cap Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(19) of Post-Effective Amendment No. 105.

(13) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector All Cap Fund: Fidelity Advisor Stock Selector All Cap Fund: Class Z is incorporated herein by reference to Exhibit (m)(20) of Post-Effective Amendment No. 112.

(14) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Selector (currently known as Fidelity Stock Selector Small Cap Fund) is incorporated herein by reference to Exhibit m(4) of Post-Effective Amendment No. 79.

(15) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Independence Fund: Fidelity Advisor Small Cap Independence Fund: Class A (currently known as Fidelity Stock Selector Small Cap Fund: Fidelity Advisor Stock Selector Small Cap Fund: Class A) is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 99.

(16) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Independence Fund: Fidelity Advisor Small Cap Independence Fund: Class T (currently known as Fidelity Stock Selector Small Cap Fund: Fidelity Advisor Stock Selector Small Cap Fund: Class T) is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 90.

(17) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Independence Fund: Fidelity Advisor Small Cap Independence Fund: Class B (currently known as Fidelity Stock Selector Small Cap Fund: Fidelity Advisor Stock Selector Small Cap Fund: Class B) is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 90.

(18) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Independence Fund: Fidelity Advisor Small Cap Independence Fund: Class C (currently known as Fidelity Stock Selector Small Cap Fund: Fidelity Advisor Stock Selector Small Cap Fund: Class C) is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 90.

(19) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Independence Fund: Fidelity Advisor Small Cap Independence Fund: Institutional Class (currently known as Fidelity Stock Selector Small Cap Fund: Fidelity Advisor Stock Selector Small Cap Fund: Institutional Class) is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No. 90.

(20) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Value Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 79.

(21) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Value Fund: Class K is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 93.

(11) Opinion and consent of counsel Dechert LLP, as to the legality of shares being registered is filed herein as Exhibit 11.

(12) Opinion and Consent of counsel Dechert LLP, as to tax matters - To be filed by Post-Effective Amendment.

(13) Not applicable.

(14) Consent of PricewaterhouseCoopers LLP, dated January 28, 2015, is filed herein as Exhibit 14.

(15) Not applicable.

(16) Power of Attorney, dated January 1, 2015, is filed herein as Exhibit 16.

(17) Not applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 30th day of January 2015.

Fidelity Capital Trust
	By	/s/Kenneth B. Robins
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Kenneth B. Robins, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Kenneth B. Robins		President and Treasurer	January 30, 2015
Kenneth B. Robins		(Principal Executive Officer)

/s/Howard J. Galligan III		Chief Financial Officer	January 30, 2015
Howard J. Galligan III		(Principal Financial Officer)

/s/James C. Curvey	*	Trustee	January 30, 2015
James C. Curvey

/s/Dennis J. Dirks	*	Trustee	January 30, 2015
Dennis J. Dirks

/s/Alan J. Lacy	*	Trustee	January 30, 2015
Alan J. Lacy

/s/Ned C. Lautenbach	*	Trustee	January 30, 2015
Ned C. Lautenbach

/s/Joseph Mauriello	*	Trustee	January 30, 2015
Joseph Mauriello

/s/Charles S. Morrison	*	Trustee	January 30, 2015
Charles S. Morrison

/s/Robert W. Selander	*	Trustee	January 30, 2015
Robert W. Selander

/s/Cornelia M. Small	*	Trustee	January 30, 2015
Cornelia M. Small

/s/William S. Stavropoulos	*	Trustee	January 30, 2015
William S. Stavropoulos

/s/David M. Thomas	*	Trustee	January 30, 2015
David M. Thomas
*	By:	/s/Megan C. Johnson
Megan C. Johnson, pursuant to a power of attorney dated January 1, 2015 and filed herewith.